UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2012

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53960	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On November 2, 2012, Cole Credit Property Trust III, Inc. (the “Company”), through Cole MT Bellevue WA, LLC, a Delaware limited liability company (“MT Bellevue”), a wholly-owned subsidiary of Cole REIT III Operating Partnership, LP, the operating partnership of the Company, sold 100% of its interest in (i) an approximately 583,000 square foot office building constructed in 2008 and located in Bellevue, Washington (the “MT Bellevue Property”), and (ii) all leases, including all amendments thereto and guaranties thereof, with tenants leasing all or any portion of the MT Bellevue Property, to FSP - City Center Plaza, LLC (the “Buyer”), a Delaware limited liability company, which is not affiliated with the Company, its advisor or affiliates. The Buyer is an affiliate of CommonWealth Partners, LLC. The MT Bellevue Property is 99.8% leased and approximately 96.3% of the property is subject to a net lease with Microsoft Corporation that terminates in June 2024.

MT Bellevue sold the MT Bellevue Property for a gross purchase price of $374.7 million paid in cash, exclusive of closing costs. MT Bellevue originally acquired the MT Bellevue Property in July 2010 for a gross purchase price of $310.0 million, exclusive of closing costs. Upon sale of the MT Bellevue Property, the Company fully repaid a $156.0 million loan secured by the MT Bellevue Property. In connection with the repayment, the Company paid prepayment and other termination fees of approximately $12.8 million in the aggregate. No disposition fee was paid to the Company’s advisor, Cole REIT Advisors III, LLC, or its affiliates, in connection with the sale.

Item 7.01 Regulation FD Disclosure

On November 5, 2012, the Company’s sponsor issued a press release announcing the completed sale of the MT Bellevue Property. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.  The information contained in Item 7.01 and Item 9.01 of this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01    Financial Statement and Exhibits

(d) Exhibits.

99.1 Press Release dated November 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2012	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting (Principal Accounting Officer)

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